Common Stock, Stock Option Plans and Stock Compensation Agreements	12 Months Ended
Dec. 28, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Common Stock, Stock Option Plans and Stock Compensation Agreements
Common Stock, Stock Option Plans and Stock Compensation Agreements
At December 28, 2014, the Company had 3 stock-based compensation plans. The shares outstanding are for contracts under the Company's 2000 Stock Option Plan, the 2005 Long-Term Incentive Plan and the 2012 Long-Term Incentive Plan. The 2005 Long-Term Incentive Plan expired April 26, 2012. All options and restricted shares granted subsequent to that date were under the 2012 Long-Term Incentive Plan. Under the 2012 Long-Term Incentive Plan, the Company may issue up to 650 million shares of common stock, plus any shares canceled, expired, forfeited, or not issued from the 2005 Long-Term Incentive Plan subsequent to April 26, 2012. Shares available for future grants under the 2012 Long-Term Incentive Plan were 530 million at the end of 2014.
The compensation cost that has been charged against income for these plans was $792 million, $728 million and $662 million for 2014, 2013 and 2012, respectively. The total income tax benefit recognized in the income statement for share-based compensation costs was $259 million, $243 million and $220 million for 2014, 2013 and 2012, respectively. The total unrecognized compensation cost was $722 million, $636 million and $565 million for 2014, 2013 and 2012, respectively. The weighted average period for this cost to be recognized was 1.18 years, 1.26 years and 1.02 years for 2014, 2013, and 2012, respectively. Share-based compensation costs capitalized as part of inventory were insignificant in all periods.
The Company settles employee benefit equity issuances with treasury shares. Treasury shares are replenished throughout the year for the number of shares used to settle employee benefit equity issuances.
Stock Options
Stock options expire 10 years from the date of grant and vest over service periods that range from 6 months to 4 years. All options are granted at the average of the high and low prices of the Company’s Common Stock on the New York Stock Exchange on the date of grant.
The fair value of each option award was estimated on the date of grant using the Black-Scholes option valuation model that uses the assumptions noted in the following table. Expected volatility represents a blended rate of 4-year daily historical average volatility rate, and a 5-week average implied volatility rate based on at-the-money traded Johnson & Johnson options with a life of 2 years. Historical data is used to determine the expected life of the option. The risk-free rate was based on the U.S. Treasury yield curve in effect at the time of grant.

The average fair value of options granted was $8.42, $4.88 and $6.39, in 2014, 2013 and 2012, respectively. The fair value was estimated based on the weighted average assumptions of:

	2014	2013	2012
Risk-free rate	1.87%	1.01%	1.06%
Expected volatility	14.60%	14.04%	18.38%
Expected life (in years)	6.0	6.0	6.0
Dividend yield	3.10%	3.40%	3.60%

A summary of option activity under the Plan as of December 28, 2014, December 29, 2013 and December 30, 2012, and changes during the years ending on those dates is presented below:

(Shares in Thousands)	Outstanding Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value (Dollars in Millions)
Shares at January 1, 2012	179,459	$60.10	$1,004
Options granted	8,661	65.36
Options exercised	(49,388)	56.73
Options canceled/forfeited	(4,381)	62.97
Shares at December 30, 2012	134,351	61.58	1,061
Options granted	29,010	72.54
Options exercised	(41,357)	59.99
Options canceled/forfeited	(2,448)	65.89
Shares at December 29, 2013	119,556	64.70	3,306
Options granted	24,356	90.44
Options exercised	(25,319)	62.31
Options canceled/forfeited	(2,881)	75.48
Shares at December 28, 2014	115,712	$70.37	$4,014

The total intrinsic value of options exercised was $954 million, $941 million and $547 million in 2014, 2013 and 2012, respectively.

The following table summarizes stock options outstanding and exercisable at December 28, 2014:

(Shares in Thousands)	Outstanding			Exercisable
Exercise Price Range	Options	Average Life(1)	Average Exercise Price	Options	Average Exercise Price
$52.13-$58.33	10,182	4.1	$58.32	10,182	$58.32
$58.34-$62.20	24,179	3.1	$60.68	23,653	$60.64
$62.62-$65.62	25,630	4.4	$64.60	18,346	$64.30
$65.80-$72.54	32,252	6.6	$71.43	5,661	$66.20
$90.44-$100.48	23,469	9.1	$90.44	4	$90.44
	115,712	5.7	$70.37	57,846	$61.94

(1) Average contractual life remaining in years.
Stock options outstanding at December 29, 2013 and December 30, 2012 were 119,556 and an average life of 5.1 years and 134,351 and an average life of 4.3 years, respectively. Stock options exercisable at December 29, 2013 and December 30, 2012 were 75,210 at an average price of $62.01 and 104,860 at an average price of $61.15, respectively.
Restricted Share Units and Performance Share Units
The Company grants restricted share units which vest over service periods that range from 6 months to 3 years. The Company also grants performance share units, which are paid in shares of Johnson & Johnson Common Stock after the end of a three-year performance period. Whether any performance share units vest, and the amount that does vest, is tied to the completion of service periods that range from 6 months to 3 years and the achievement, over a three-year period, of three equally-weighted goals that directly align with or help drive long-term total shareholder return: sales, adjusted operational earnings per share, and relative total shareholder return. The number of shares actually earned at the end of the three-year period will vary, based only on actual performance, from 0% to 200% of the target number of performance share units granted.

A summary of the restricted share units and performance share units activity under the Plans as of December 28, 2014 is presented below:

(Shares in Thousands)	Outstanding Restricted Share Units	Outstanding Performance Share Units
Shares at January 1, 2012	31,026
Granted	12,197	327
Issued	(9,278)	—
Canceled/forfeited	(2,111)	(42)
Shares at December 30, 2012	31,834	285
Granted	10,582	1,290
Issued	(10,078)	—
Canceled/forfeited	(1,721)	(40)
Shares at December 29, 2013	30,617	1,535
Granted	8,487	1,113
Issued	(9,685)	(19)
Canceled/forfeited	(1,726)	(98)
Shares at December 28, 2014	27,693	2,531

The average fair value of the restricted share units granted was $83.01, $65.90 and $58.93 in 2014, 2013 and 2012, respectively, using the fair market value at the date of grant. The fair value of restricted share units was discounted for dividends, which are not paid on the restricted share units during the vesting period. The fair value of restricted share units issued was $541.0 million, $569.2 million and $483.2 million in 2014, 2013 and 2012, respectively.
The weighted average fair value of the performance share units granted was $85.94, $73.42 and $55.01 in 2014, 2013 and 2012, calculated using the weighted average fair market value for each of the three component goals at the date of grant.
The fair values for the sales and earnings per share goals of each performance share unit were estimated on the date of grant using the fair market value of the shares at the time of the award discounted for dividends, which are not paid on the performance share units during the vesting period.  The fair value for the relative total shareholder return goal of each performance share unit was estimated on the date of grant using the Monte Carlo valuation model. The fair value of performance share units issued in 2014 was $1.4 million due to accelerated vesting in accordance with the plan document. No performance share units vested in 2013 and 2012.